Fees Summary	Jun. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,343,750.00
Previously Paid Amount	0.00
Total Fee Amount	4,466.67
Total Offset Amount	0.00
Net Fee	$ 4,466.67